UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

LORD ABBETT SECURITIES TRUST
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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A-1

Lord Abbett Securities Trust
Lord Abbett Durable Growth Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Fellow Shareholder,

You are cordially invited to participate in a special meeting of shareholders of Lord Abbett Durable Growth Fund (the “Fund”), a series of the Lord Abbett Securities Trust (the “Trust”). The meeting will take place on October 26, 2022 at 9:00 am at the offices of Lord, Abbett & Co. LLC, the Fund’s investment adviser (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302-3973. The purpose of the meeting is to vote on the proposal to approve the liquidation and dissolution of the Fund pursuant to a plan of liquidation (the “Plan of Liquidation”).

The attached materials provide more information about the proposal, including a form of Plan of Liquidation. After consulting with Lord Abbett, the Fund’s Board of Trustees (the “Board”) has determined that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. After careful consideration, the Board recommends that you vote “FOR” the proposed liquidation and dissolution of the Fund. We urge you to read the full text of the attached proxy statement before voting.

The proxy materials are being provided beginning on or about October 14, 2022 to shareholders who owned shares of the Fund as of September 30, 2022.

Your vote is important. Even if you plan to attend the meeting, please vote promptly by mail. If you have any questions or need assistance voting, please contact your financial intermediary or call the Fund at 888-522-2388.

Thank you for investing in the Lord Abbett Durable Growth Fund. It is a privilege to manage your investment.

Sincerely,

Douglas B. Sieg President, Chief Executive Officer, and Director/Trustee

Lord Abbett Securities Trust
Lord Abbett Durable Growth Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Although we urge you to read the full text of the attached proxy statement, for your convenience we have provided a brief overview of the proposal on which you are being asked to vote.

Why am I receiving the proxy statement?

Shareholders of Lord Abbett Durable Growth Fund (the “Fund”), a series of the Lord Abbett Securities Trust (the “Trust”), are being asked to vote on the proposal to approve the liquidation and dissolution of the Fund pursuant to a plan of liquidation (the “Plan of Liquidation”). Lord, Abbett & Co. LLC, the Fund’s investment adviser (“Lord Abbett”), proposed the liquidation of the Fund because Lord Abbett believes the Fund has limited prospects for future asset growth given Lord Abbett no longer intends to support the Fund’s current investment strategy due to the Fund’s investment results not meeting Lord Abbett’s expectations. Lord Abbett believes that investors in the Fund might be better served by other investments that may be available to them. You are eligible to vote on the proposal (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) if you owned shares of the Fund as of September 30, 2022.

The Trust’s Declaration and Agreement of Trust and By-Laws, each as may be amended from time to time, require that the termination of the Fund be approved by the Fund’s shareholders.

How does the Board of the Fund recommend that I vote?

After careful consideration, the Board has determined that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund and unanimously recommends that you vote “FOR” the proposal.

How will the liquidation of the Fund affect me?

If the Fund liquidates and dissolves pursuant to the Plan of Liquidation, the Fund will sell its assets, pay its debts, and distribute the net proceeds and any income to shareholders. The shareholders who will receive the liquidating distributions are those who are shareholders of record on the effective date of the Plan of Liquidation or such later date as is selected by the Board as the record date for the liquidation. To the extent necessary, the Fund will, on or before the liquidation date, have declared a dividend or dividends which will include any income or gain recognized upon the sale of the Fund’s assets as part of the liquidation, and the Fund’s shareholders will be taxed on any such distributions in the same manner as any other distribution from the Fund. In addition, for federal income tax purposes, a shareholder’s receipt of the liquidating distribution will be a taxable event and will be treated as a sale of the shareholder’s shares of the Fund in exchange for the liquidating distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the liquidating distribution he or she receives from the Fund and the adjusted tax basis in his or her Fund shares.

What will happen if shareholders do not approve the liquidation of the Fund?

As of September 30, 2022, approximately 98% of the Fund’s shares were held by other registered investment companies advised by Lord Abbett. If, as expected, such funds vote in favor of the proposal, the proposal will pass regardless of whether other shareholders vote against the proposal or abstain from voting. In the unlikely chance that shareholders do not approve the liquidation of the Fund, the Fund will continue to operate in the near term, while the Board considers what course of action is in the best interests of the Fund and its shareholders going forward.

How can I vote?

You can vote in any of two ways:

•	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

•

In person at the meeting. You may attend the special meeting of shareholders and vote in person; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit.

Whichever method you choose, we urge you to read the full text of the attached proxy statement before voting.

Will my vote make a difference?

Yes! Your vote is important no matter how many shares you own. You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of the Fund on the record date September 30, 2022. Voting is an important way to participate in the governance and management of your Fund.

How can I revoke my proxy?

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Who will pay the costs associated with the proxy solicitation?

Lord Abbett will bear any costs associated with the proxy solicitation, including printing, distribution, and proxy solicitation costs, and related legal and accounting fees. However, the Fund does not expect there to be any proxy solicitation costs, and that printing and mailing costs will be de minimis, because approximately 98% of the Fund is held by other registered investment companies advised by Lord Abbett. The Fund expects that such funds will vote in favor of the Proposal.

Whom should I call if I have questions?

If you need more information, or have any questions about voting, please call the Fund at 888-522-2388.

Please vote now.

Please vote promptly by mail, no matter how large or small the Fund holdings may be.

Lord Abbett Securities Trust
Lord Abbett Durable Growth Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 26, 2022

A special meeting of shareholders of Lord Abbett Durable Growth Fund (the “Fund”), a series of the Lord Abbett Securities Trust (the “Trust”), will be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973, on October 26, 2022 at 9:00 am (Eastern time), to consider and vote on the following proposal, as described more fully in the accompanying proxy statement (the “Proposal”):

PROPOSAL: To approve the liquidation and dissolution of the Fund, pursuant to a plan of liquidation.

In addition, Fund shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareholders of record of the Fund as of the close of business on September 30, 2022 are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned.

Your vote is important, no matter how many shares you own. Please vote by mail or by attending the meeting in person. Whichever method you choose, we urge you to read the full text of the attached proxy statement before voting.

By Order of the Board,

Lawrence B. Stoller
October 14, 2022	Vice President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held October 26, 2022.

The Proxy Statement is available at https://www.lordabbett.com/en-us/financial-advisor/about-us/policy/proxy-voting/proxy-statement.html.

Lord Abbett Securities Trust
Lord Abbett Durable Growth Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Board members”) of Lord Abbett Durable Growth Fund (the “Fund”), a series of the Lord Abbett Securities Trust (the “Trust”). The proxies will be voted at a special meeting of shareholders of the Fund to be held at the offices of Lord, Abbett & Co. LLC, the Fund’s investment adviser (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302-3973, on October 26, 2022, at 9:00 am (Eastern Time), and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders to Be Held October 26, 2022. This Proxy Statement is first being made available to shareholders on or about October 14, 2022.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of the Fund as of the close of business on September 30, 2022 (the “Record Date”). Shareholders of the Fund are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote for the Proposal, the shares represented by the card will be voted “FOR” the Proposal to liquidate the Fund.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the Proxy Statement titled “Voting Information.”

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 90 Hudson Street, Jersey City, New Jersey 07302-3973, or by calling toll free at 888-522-2388. Copies of the Fund’s annual and semi-annual reports also are available on Lord Abbett’s website at www.lordabbett.com and at the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Please vote now. Your vote is important.

PROPOSAL: THE LIQUIDATION OF THE FUND

Background Information

The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose management and operations are overseen by the Board. The Fund commenced operations on November 1, 2019. As of September 30, 2022, the Fund had total assets of approximately $338 million.

At a meeting of the Board held on September 27, 2022, the Board determined that it was advisable and in the best interest of the Fund to approve, and unanimously approved, the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation adopted by the Board (the “Plan of Liquidation”), the form of which is attached hereto as Appendix A, and directed that the matter be submitted to the Fund’s shareholders for their consideration and approval.

The proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the Fund being paid by the Fund, (2) the assets of the Fund being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to the Fund’s Shareholders of record on the Record Date in proportion to their ownership in the Fund. After the distribution of the liquidation proceeds, the Trust would terminate the Fund’s existence.

To minimize shareholder disruption in anticipation of liquidating the Fund, effective on or about September 30, 2022, no new investments in the Fund were permitted.

As of September 30, 2022, approximately 98% of the Fund’s shares were held by other registered investment companies advised by Lord Abbett. If, as expected, such funds vote in favor of the proposal, the proposal will pass regardless of whether other shareholders vote against the proposal or abstain from voting.

Reasons for the Proposed Liquidation

Lord Abbett proposed the liquidation of the Fund because Lord Abbett believes the Fund has limited prospects for future asset growth given Lord Abbett no longer intends to support the Fund’s current investment strategy due to the Fund’s investment results not meeting Lord Abbett’s expectations. Lord Abbett believes that investors in the Fund might be better served by other investments that may be available to them.

Plan of Liquidation

If approved by shareholders of the Fund, the Plan of Liquidation will become effective as of October 26, 2022 (the “Effective Date”). As soon as practicable after the Effective Date, the Fund’s affairs shall be wound up and its securities and other assets shall be sold for cash or cash equivalents. The Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution, winding up, liquidation and termination. The Trust’s officers are authorized and instructed to arrange for the payment or discharge by the Fund of all liabilities and obligations of the Fund.

In connection with the liquidation and termination of the Fund, and with the intention to eliminate all liability for corporate-level income tax imposed pursuant to Subchapter M of the Internal Revenue Code (the “Code”), and, if applicable, excise tax imposed pursuant to section 4982 of the Code, the Trust shall declare one or more dividends, payable to the Fund’s shareholders of record as of one or more dates as soon as practicable after the Effective Date and on or before the date of the final liquidating distribution described below (such date, the “Liquidation Date”). As soon as practicable after the Effective Date and following the payment or provision for all liabilities of the Fund, including the payment of any dividends as described above, the Fund shall distribute to its shareholders of record as of the close of business on the record date(s) therefor one or more liquidating distributions (each, a “Liquidating Distribution”), in each case proportional to each shareholder’s interest in the assets of the Fund (such assets to be determined by calculating the value of all Fund assets) as of the record date. Upon payment of the final Liquidating Distribution of the Fund, after which the net asset value (“NAV”) of each outstanding share of the Fund will be either zero or a nominal amount, all outstanding shares of the Fund shall be redeemed at NAV, in accordance with the Trust’s Declaration and Agreement of Trust. The proportionate interest of shareholders in all of the remaining assets of the Fund will be fixed in proportion to the number of shares held by them on such record date or dates and shall be recorded on the books of the Fund as of the dates of such distribution(s). Following the winding up and liquidation of the Fund, the Fund shall be terminated.

The Plan of Liquidation provides that the Board may modify or amend the Plan of Liquidation at any time and for any reason if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. In addition, the Board may abandon the Plan of Liquidation at any time and for any reason prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

The expense of liquidating the Fund’s investment portfolio, including brokerage commissions, dealer spreads, custody charges, and other transaction expenses will be borne by Lord Abbett. Lord Abbett estimates that transaction costs will be de minimis.

Board Evaluation and Approval

On September 27, 2022 the Board held a meeting called for the purpose of considering, among other things, the proposed liquidation of the Fund. At the meeting, the Board considered information provided by Lord Abbett on Lord Abbett’s reasons for proposing the liquidation.

The Board considered, among other things, the Fund’s investment performance and the growth rate of the Fund. The Board considered Lord Abbett’s belief that the Fund has limited prospects for future asset growth and that investors in the Fund might be better served by other investments that may be available to them. The Board also considered that Lord Abbett was no longer planning to support the Fund’s current investment strategies. The Board considered that, as of August 31, 2022, approximately 98% of the Fund’s shares were held by other registered investment companies advised by Lord Abbett. The Board also considered the tax impact to shareholders from the liquidation. The Board also considered other options for the Fund, including merging the Fund or maintaining the Fund in existence for a longer period of time, but decided on balance that the proposed liquidation was the best course of action.

The Board discussed how best to further shareholders’ interests in light of the foregoing information. The Board reviewed Lord Abbett’s recommendation for the liquidation of the Fund, the principal terms and conditions of the Plan of Liquidation, and other materials provided by Lord Abbett regarding the liquidation. The Board concluded that, under the facts and circumstances, it is in the best interests of the Fund and its shareholders to liquidate the Fund. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved the Proposal and voted to recommend to the Fund’s shareholders that they approve the Proposal.

Federal Income Tax Consequences

The information below is only a summary of some of the U.S. federal tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

To the extent necessary, the Fund shall, on or before the Liquidation Date, have declared a dividend or dividends which, together with all previous such distributions, have the effect of distributing to the Fund’s shareholders all of its investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forwards) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Such distributions will include income or gain recognized upon the sale of its assets as part of the liquidation. The Fund’s shareholders will be taxed on any such distributions in the same manner as any other distribution from the Fund.

For federal income tax purposes, a shareholder’s receipt of the Liquidating Distribution will be a taxable event and will be treated as a sale of the shareholder’s shares of the Fund in exchange for the Liquidating Distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the Liquidating Distribution he or she receives from the Fund and the adjusted tax basis in his or her Fund shares. If the shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss. If the shares have been held for more than one year, any such capital gain will generally constitute long-term capital gain taxable to individual shareholders, and any loss will generally constitute long-term capital loss. If at the time of receiving the Liquidating Distribution the shareholder has held the shares for not more than one year, any such capital gain or loss will generally be a short-term capital gain or loss. However, any capital loss with respect to Fund shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to “backup withholding,” the shareholder may be subject to a backup withholding tax with respect to the Liquidating Distribution. An individual’s taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s federal income tax liability if the appropriate information is timely provided to the Internal Revenue Service.

Shareholders will be notified of their respective shares of dividends and capital gain distributions for the Fund’s final fiscal year in normal tax-reporting fashion.

Investment Adviser, Administrator, and Principal Underwriter

Lord Abbett, a privately owned Delaware limited liability company, serves as the Fund’s investment adviser and administrator. Lord Abbett Distributor LLC (the “Distributor”), a wholly owned subsidiary of Lord Abbett, serves as the Fund’s principal underwriter. Lord Abbett and the Distributor are located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and, as of September 30, 2022, manages approximately $198.6 billion in assets across a full range of funds, institutional accounts, and separately managed accounts, including $985.1 million for which Lord Abbett provides investment models to managed account sponsors.

The Board recommends that you vote “FOR” the Proposal.

VOTING INFORMATION

Ownership of Fund Shares

Information concerning the Board members’ and the Fund’s executive officers’ aggregate ownership in the Fund is provided in Appendix B.

The table in Appendix C sets forth the number of shares of the Fund issued and outstanding at the close of business on the Record Date. A list of the Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

As of September 30, 2022, to the best of the Fund’s knowledge, the persons listed in Appendix D beneficially owned more than 5% or 25% of the outstanding shares of a class or the Fund indicated.

Solicitation Method

Solicitation may be made by mail, by officers or employees of Lord Abbett, or by financial intermediaries and their representatives. The Fund may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. The Fund will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to beneficial owners of the Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

Solicitation Costs

Lord Abbett will bear any costs associated with the proxy solicitation, including printing, distribution, and proxy solicitation costs, and related legal and accounting fees. However, the Fund does not expect there to be any proxy solicitation costs, and that printing and mailing costs will be de minimis, because approximately 98% of the Fund is held by other registered investment companies advised by Lord Abbett. The Fund expects that such funds will vote in favor of the Proposal.

Quorum

The Fund must achieve a quorum of shareholders to conduct business at the Meeting. The holders of one-third of the shares entitled to vote on any matter at the Meeting, present in person or by proxy, will constitute a quorum of the Fund.

Required Vote

The Fund is organized as a Delaware statutory trust. The Trust’s Declaration and Agreement of Trust and By-Laws, each as may be amended from time to time, require that the termination of the Fund be approved by the Fund’s shareholders. At the Meeting, the shareholders of the Fund (including any series) will vote collectively as a single class on the Proposal to approve the Proposal.

The affirmative vote of at least two-thirds of the shares of the Fund outstanding, assuming a quorum is present, is necessary to approve the Proposal.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretionary voting authority or elect not to exercise such authority), if any, will be counted as represented at the Meeting for purposes of determining whether a quorum has been reached and will have the effect of a negative vote on the Proposal.

Recording and Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for the Fund.

If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” the Proposal.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. A properly executed proxy card, voting instruction card, or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted may be deemed an instruction to vote such shares “FOR” the Proposal. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners’ shares.

Revocation

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting

Attendance at the Meeting will be limited to the Fund’s shareholders as of the Record Date. If you plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold Fund shares through a financial intermediary, in order to gain admission you also must show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form or a statement indicating ownership as of the Record Date. If you hold Fund shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by signing, dating, and returning your proxy card.

Adjournment of the Meeting

If the Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The Fund may hold an adjourned Meeting without issuing another notice to shareholders provided the adjourned session or sessions are held within 90 days after the date set for the original meeting.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Fund does not hold an annual shareholder meeting. A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund, including a shareholder nomination for election to the Board of the Fund, must be received at the principal offices of the Fund a reasonable time before the Fund begins to print and send its proxy materials for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not guarantee that the Fund will include the proposal in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write the Fund to the attention of the Secretary of the Fund, 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify: (1) the shareholder’s name and address, (2) the number of Fund shares owned by the shareholder, (3) the Fund(s) in which the shareholder owns shares, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding

We have adopted a policy that allows us to send only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household”, unless the Fund has received instructions to the contrary. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to the Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Other Business Items

Management does not intend to present any items other than the Proposal and is not aware that any other items of business will be presented at the Meeting. However, if other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion.

Whether or not you plan to attend the Meeting, please vote promptly using the method below.

•	Mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

By Order of the Board,

Lawrence B. Stoller
October 14, 2022	Vice President and Secretary

Appendix A: Plan of Liquidation

PLAN OF LIQUIDATION
OF
LORD ABBETT SECURITIES TRUST

This Plan of Liquidation (the “Plan”) of Lord Abbett Durable Growth Fund (the “Fund”), a series of Lord Abbett Securities Trust (the “Trust”), a Delaware Trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended, has been approved by the Board of Trustees of the Trust (the “Board”) as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be carried out after the approval of shareholders in the manner contemplated in the Declaration of Trust described below and that such action is consistent with the applicable laws under which the Fund operates and the Trust’s Declaration and Agreement of Trust (the “Declaration of Trust”). The Fund shall be completely liquidated in accordance with the requirements of the Declaration of Trust, Delaware law including, Section 3808 of the Delaware Statutory Trust Act (the “Delaware Act”), and any other applicable laws, including the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.

Adoption of the Plan. This Plan has been adopted by the Board on September 27, 2022. The Board intends for the Plan to be a “plan of liquidation” constituting the complete liquidation of the Fund as described in section 331 or 332 of the Code, as applicable, and section 562(b)(1)(B) of the Code and the regulations thereunder.

2.

Effective Date of the Plan. The Plan shall become effective on or about October 26, 2022, which date may be subject to change (the “Effective Date”) by either of the Trust’s President, Secretary, or an Assistant Secretary.

3.

Sale or Distribution of Assets. As soon as practicable after the Effective Date, the Fund’s affairs shall be wound up and its securities and other assets shall be sold for cash or cash equivalents. The Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution, winding up, liquidation and termination.

4.

Provisions for Liabilities. The Trust’s officers are authorized and instructed to arrange for the payment or discharge by the Fund of all liabilities and obligations of the Fund pursuant to Section 3808 of the Delaware Act, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown.

5.

Dividends. In connection with the liquidation and termination of the Fund, and with the intention to eliminate all liability for corporate-level income tax imposed pursuant to Subchapter M of the Code, and, if applicable, excise tax imposed pursuant to section 4982 of the Code, the Trust shall declare one or more dividends, payable to the Fund’s shareholders of record as of one or more dates as soon as practicable after the Effective Date and on or before the date of the final liquidating distribution described below (such date, the “Liquidation Date”) as the officers of the Trust may determine, an amount determined by such officers to equal the sum of:

i.

an amount that, taking into account all other distributions occurring with respect to the taxable year that includes the Liquidation Date that qualify for the dividends-paid deduction under section 561 of the Code, is calculated to have the effect of distributing to the Fund’s shareholders all of (a) the Fund’s investment company taxable income (determined without regard to any deduction for dividends paid under section 852(b)(2)(D) of the Code), (b) the excess, if any, of the Fund’s interest income excludable from gross income under section 103(a) of the Code over its deductions disallowed under sections 171(a)(2) and 265 of the Code, and (c) the Fund’s net capital gain (as defined in section 852(b)(3)(A) of the Code), after reduction by any available capital loss carryforwards, in each case with respect to both (x) the Fund’s final taxable year ending on the Liquidation Date and (y) any prior taxable year of the Fund in respect of which, at the time of declaration and payment of the dividend, the Fund is eligible to declare and pay a spillback dividend under section 855(a) of the Code; and

ii.	such additional amount or amounts, if any, as are required to avoid the imposition on the Fund of an excise tax pursuant to section 4982 of the Code, if applicable;

and that such distribution, together with all previously declared but unpaid dividends, if any, be paid to shareholders entitled to such distributions in per share amounts determined by the Trust’s officers on a date on or prior to the Liquidation Date, as decided by the officers of the Trust, said payments to supersede any schedule with respect to Fund distributions previously approved by the Board. The officers of the Trust shall cause the Fund to make capital gain, qualified dividend income and such other designations as they deem advisable with respect to the dividend amounts described in clauses (i) and (ii) above to the extent eligible, and they may cause the Fund to make such other designations, and take such other actions to avoid the Fund being subject to federal income or excise taxes, as they determine to be necessary or advisable.

6.

Distribution to Shareholders and Redemption of Shares. As soon as practicable after the Effective Date and following the payment or provision for all liabilities of the Fund, including the payment of any dividends pursuant to “Dividends” above, the Fund shall distribute to its shareholders of record as of the close of business on the record date(s) therefor one or more liquidating distributions (each, a “Liquidating Distribution”), in each case proportional to each shareholder’s interest in the assets of the Fund (such assets to be determined by calculating the value of all Fund assets) as of the relevant record date. Upon payment of the final Liquidating Distribution of the Fund, after which the net asset value (“NAV”) of each outstanding share of the Fund will be either zero or a nominal amount, all outstanding shares of the Fund shall be redeemed at NAV, in accordance with the Declaration of Trust (the “Liquidating Redemption”). The proportionate interest of shareholders in all of the remaining assets of the Fund will be fixed in proportion to the number of shares held by them on such record date or dates and shall be recorded on the books of the Fund as of the dates of such distribution(s). Payment of the final Liquidating Distribution and the Liquidating Redemption shall occur within 24 months following the Effective Date.

7.	Notice of Liquidation. The Fund shall provide written notice of the adoption of the Plan to each shareholder of the Fund.

8.

Amendment or Abandonment of the Plan. The Board may modify or amend this Plan at any time and for any reason if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. In addition, the Board may abandon this Plan at any time and for any reason prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

9.

Termination. Following the winding up and liquidation of the Fund in accordance with Section 3808 of the Delaware Act, the Fund shall be terminated. The Trust’s officers shall do any and all things necessary, as determined with the advice of counsel, to wind up the affairs of the Fund, including without limitation filing any related documents with the United States Securities and Exchange Commission. The Fund shall be terminated in accordance with the laws of the State of Delaware and Section 5.4.3 of the Declaration of Trust. The winding up, liquidation and termination of the Fund shall not affect the limitation of liability with respect to the Trustees or shareholders of the Fund.

10.

Governing Law Provisions. This Plan shall be subject to and construed consistently with the terms of the Declaration of Trust and otherwise shall be governed by and construed in accordance with the laws of the State of Delaware.

11.

Powers of Board and Officers. The Board and the officers of the Trust are authorized (i) to approve such changes to the terms of any of the transactions referred to in this Plan, (ii) to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents, (iii) to establish, on behalf and for the benefit of the shareholders, a liquidating trust, appoint a trustee of such liquidating trust to act on behalf of the shareholders to dispose of trust assets and distribute proceeds to the shareholders, and to transfer Fund assets to such liquidating trust as a Liquidating Distribution, (iv) to establish a cessation date for the offering of Fund shares, and (v) to take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Fund in accordance with the Declaration of Trust, the Code and all applicable laws.

12.

Limitation of Liability of the Trustees and Shareholders. This Plan has been executed on behalf of the Fund by the undersigned officer of the Trust in his or her capacity as an officer of the Trust. The obligations of the Trust acting on behalf of the Fund under this Plan relate only to the assets and property of the Fund and shall not be binding upon any Board member, officer or shareholder of the Fund.

13.	Expenses. The expenses associated with the liquidation of the Fund will be borne by Lord Abbett.

Lord Abbett Securities Trust on behalf of its series Lord Abbett Durable Growth Fund
By:	/s/Lawrence B. Stoller
Lawrence B. Stoller Vice President and Secretary

Appendix B: Board Members’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of September 30, 2022, the Board Members and the Fund’s executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Fund except as set forth below:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 30, 2022
	Class	Percent of Class
DOUGLAS B SIEG 90 HUDSON STREET JERSEY CITY NJ 07901-3907	Class A	9.44%

KARLA M RABUSCH REVOCABLE FAMILY TRUST 90 HUDSON STREET JERSEY CITY NJ 07901-3907	Class A	17.99%

B-1

Appendix C: Shares Outstanding as of Record Date (September 30, 2022)

Lord Abbett Durable Growth Fund
Class A	Class C	Class F	Class F3	Class I	Class R3	Class R4	Class R5	Class R6
212,614.886	20,115.604	19,871.905	12,203.166	23,674,604.557	666.898	667.165	667.432	33,127.789

C-1

Appendix D: Principal Shareholders

As of September 30, 2022, to the best of the Fund’s knowledge, the following persons or entities owned of record or were known by the Fund to beneficially own 5% of the specified class of the Fund’s outstanding shares:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 30, 2022
	Class	Percent of Class
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	CLASS A	28.40%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS A	10.30%

DOUGLAS B SIEG 90 HUDSON STREET JERSEY CITY, NJ 07302-3900	CLASS A	9.26%

KARLA M RABUSCH TR KARLA M RABUSCH REVOCABLE FAMILY TRUST 90 HUDSON STREET JERSEY CITY, NJ 07302-3900	CLASS A	17.65%

UMB BANK NA CUST IRA A/C ROSEMARY ANN HART 500 SPANISH FORT BLVD APT 147 DAPHNE AL 36527-5019	CLASS A	5.73%

LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT— 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	CLASS A	6.98%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS C	34.16%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS C	36.46%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS F	84.97%

LPL FINANCIAL —OMNIBUS CUSTOMER ACCOUNT— 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	CLASS F	10.93%

LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS I	29.07%

LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITIES FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS I	70.93%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	CLASS F3	39.84%

D-1

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 30, 2022
	Class	Percent of Class
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS F3	60.16%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R3	100.00%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R4	100.00%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R5	100.00%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	CLASS R6	98.36%

As of September 30, 2022, to the best of the Fund’s knowledge, the following persons or entities owned of record or were known by the Fund to beneficially own more than 25% of the Fund’s outstanding shares:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of September 30, 2022
Percent of Fund
LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	28.71%

LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITIES FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	70.04%

D-2

EVERY VOTE IS IMPORTANT

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

PROXY CARD

LORD ABBETT SECURITIES TRUST

LORD ABBET DURABLE GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS OCTOBER 26, 2022

The undersigned hereby appoints Douglas B. Sieg and Lawrence B. Stoller, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Lord Abbett Durable Growth Fund (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern Time, on October 26, 2022 at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This proxy is solicited by the Board of Trustees of Lord Abbett Securities Trust on behalf of the Fund. The Board recommends that you vote FOR the proposal.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposal.

LORD ABBETT DURABLE GROWTH FUND

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on October 26, 2022: The Proxy Statement for this meeting is available at https://www.lordabbett.com/enus/financial-advisor/about-us/policy/proxy-voting/proxy-statement.html.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

PLEASE DO NOT USE FINE POINT PENS.

1. To approve the liquidation and dissolution of the Fund, pursuant to a plan of liquidation.	FOR	AGAINST	ABSTAIN

	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED PRIOR TO THE SPECIAL MEETING TO BE COUNTED.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note: Please print and sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

	Print Name 1 ─ Please keep name within the box	Print Name 2 ─ Please keep name within the box